UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2008

CHINA HEALTH CARE CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

333-127016
(Commission File Number)

98-0463119
(IRS Employer Identification No.)

T Plaza Center, Suite 400, 15950 North Dallas Parkway, Dallas, TX 75249
(Address of principal executive offices and Zip Code)

(972) 361-8033
Registrant's telephone number, including area code

Room 904, Tung Wai Commercial Building, 109 – 111 Gloucester Road, Wan Chai, Hong Kong
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

On September 15, 2008, we engaged Samuel H. Wong & Co., LLP as our principal independent accountant with the approval of our company’s board of directors. Accordingly, we dismissed Cordovano and Honeck LLP on September 15, 2008.

Cordovano and Honeck LLP’s report on our financial statements dated July 18, 2008 for the past two fiscal years ended May 31, 2008 and 2007, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Cordovano and Honeck LLP expressed in their report substantial doubt about our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent years ended May 31, 2008 and 2007, and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Cordovano and Honeck LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Cordovano and Honeck LLP, would have caused Cordovano and Honeck LLP to make reference to the subject matter of the disagreement in connection with their report.

We provided Cordovano and Honeck LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from Cordovano and Honeck LLP, an independent registered public accounting firm, dated September 15, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended May 31, 2008 and 2007, and the subsequent interim period through the date hereof, we have not consulted with Samuel H. Wong & Co., LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Samuel H. Wong & Co., LLP provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-K with our former principle independent accountant.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2008, we changed our fiscal year end from May 31 to September 30.

On September 15, 2008, we changed our financial year end from September 30 to December 31. We intend to file a Form 10-K for our new financial year ended December 31, 2008 on or before March 31, 2009.

Item 9.01. Exhibits

16.1	Letter dated September 15, 2008 from Cordovano and Honeck LLP regarding our change in independent registered public accounting firms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTH CARE CORPORATION

/s/ Henry J. Macfarland
Henry J. Macfarland
Chief Executive Officer

Dated: September 17, 2008